Applicable laws and regulations - Schedule of leverage ratio cannot be lower, at any time, than 3%. The bank will inform to SBP as often as the compliance with the leverage ratio is determined (Details ) - USD ($)
$ in Thousands
	Dec. 31, 2023	Dec. 31, 2022
Applicable laws and regulations
Ordinary capital	$ 1,070,734	$ 936,092
Non-risk-weighted assets	$ 10,994,085	$ 9,606,970
Leverage ratio	9.70%	9.70%